SETTLEMENT AGREEMENT AND MUTUAL RELEASE



         THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE ("Agreement") is entered into this 31st day of July, 2007, by and between ALANCO TECHNOLOGIES, INC., an Arizona corporation ("Alanco"), ALANCO/TSI PRISM, INC., an Arizona corporation ("TSIA"), ROBERT R. KAUFFMAN and ELIZABETH KAUFFMAN (collectively, "Kauffman"), GREG M. OESTER and LINDA OESTER (collectively, "Oester"), and JILL H. FORD ("Trustee"), bankruptcy Trustee for Technology Systems International, Inc., a Nevada corporation ("TSIN") in her capacity as such Trustee and not personally. The foregoing parties are sometimes collectively referred to herein as the "Parties", or individually as a "Party", and Alanco, TSIA, Kauffman and Oester are sometimes collectively referred to herein as the "Alanco Parties."

                                    RECITALS:

         Alanco and TSIN entered into an Amended Acquisition Agreement, dated March 15, 2002, pursuant to which Alanco, through is wholly owned subsidiary, TSIA, agreed to acquire substantially all of the assets and assume substantially all of the liabilities of TSIN in exchange for stock of Alanco (the "Acquisition Agreement"). Robert R. Kauffman is and was Chief Executive Officer and Chairman of the Board of Directors of Alanco and was a member of the Board of Directors of TSIN. Greg M. Oester was President and a member of the Board of Directors of TSIN and is President of TSIA. The Acquisition Agreement was consummated on May 14, 2002, with an accounting effective date of June 1, 2002.

         TSIN sued the Alanco Parties alleging various improprieties concerning the Acquisition Agreement in the Superior Court of Arizona, Maricopa County, being case number CV2003-001937 (the "First Lawsuit").

         TSIN filed for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code and the case has been converted into a Chapter 7 bankruptcy case. The Trustee is the duly appointed bankruptcy trustee for TSIN.

         The Superior Court dismissed the First Lawsuit without prejudice and the Trustee has initiated another lawsuit in the Superior Court of Arizona, Maricopa County basically alleging the same claims against the Alanco Parties as the First Lawsuit in the Superior Court of Arizona, Maricopa County, being case number CV2006-007398 (the "Second Lawsuit"). The Alanco Parties have appealed the order of the Court in the First Lawsuit allowing the Second Lawsuit to be initiated under Arizona's Savings Statute, and the Trustee has appealed the dismissal of the First Lawsuit, both appeals to the Court of Appeals of the State of Arizona, being case number I CA-CV 07-0021 (the "Appellate Court Action").

         The Parties wish to resolve their disputes and cause the First Lawsuit, the Second Lawsuit, and the Appellate Court Action to be dismissed with prejudice, the Parties to bear their own costs and attorneys' fees (except as otherwise stated herein), and all orders of any of the Courts issued in connection therewith to be vacated in consideration of the actions and potential payments described herein and upon the terms and conditions set forth below.

         NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

         1. Dismissal of Lawsuits and Vacation of Orders Issued In Connection Therewith. Without admitting any liability or wrongdoing by any Party, promptly following the approval of this Agreement by the Bankruptcy Court and the Board of Directors of Alanco, the Parties shall cooperate in seeking the dismissal of the First Lawsuit, the Second Lawsuit and the Appellate Court Action, with prejudice, and vacation of any and all orders issued in connection therewith, including any award of attorneys fees to any Party. Except as stated in Section 4 below, the Parties shall bear their own costs and attorneys' fees incurred in connection with the First Lawsuit, the Second Lawsuit and the Appellate Court Action. Stipulations for such dismissals and vacation of Orders, together with proposed Orders in connection therewith are attached hereto as Exhibits A and B. Pending such dismissals, the parties shall suspend all further actions to advance the litigation.

         2. Continuation of Bankruptcy Actions. The bankruptcy case of TSIN shall continue to conclusion and any Party may continue to object to any claim filed by any Party or any other person as permitted under the Bankruptcy Rules and Orders of the Bankruptcy Court, except that the Alanco Parties shall withdraw their objection to the fee applications of Bonnett, Fairbourn, Friedman & Balint, P.C.

         3. Business Valuation Appraisal of TSIN as of May 13, 2002 and Valuation of Consideration Paid. Promptly following the approval of this Agreement by the Bankruptcy Court and the Board of Directors of Alanco, the Parties shall engage Charles A. Wilhoite, managing director the firm of Willamette Management Associates, located in Portland. Oregon ("Appraiser"), to appraise (i) the fair market value of the business and assets of TSIN acquired by Alanco and TSIA under the Acquisition Agreement (the "TSIN Business Valuation") as of May 13, 2002 (the "Valuation Date"), and (ii) the fair market value of the consideration paid by Alanco and TSIA to TSIN under the Acquisition Agreement (the "Consideration Valuation") as of the Valuation Date. The "Appraisal" means the analysis and report(s) of the Appraiser which results in the TSIN Business Valuation and the Consideration Valuation. In conducting the Appraisal, the following rules and protocol shall be followed by the Parties and the Appraiser:

                  a. The TSIN Business Valuation shall be done without reference to the Acquisition Agreement, other than for purposes of distinguishing which assets and liabilities were purchased by TSIA and which were retained by TSIN as referenced in Section 3 above. It shall be done as though the acquisition of the business and assets of TSIN by Alanco and/or TSIA was not planned, announced, contemplated or documented. All of the assets acquired by Alanco, including goodwill, shall be valued as the Appraiser deems appropriate.

                  b. The Consideration Valuation shall include the fair market value of all consideration paid to TSIN under the Acquisition Agreement, including, without limitation, the value of the earn-out provisions contained in the Acquisition Agreement, that the Appraiser deems appropriate to consider in the circumstances.

                  c. For purposes of the Appraisal, fair market value shall mean that value at which a hypothetical willing buyer having full knowledge of all relevant facts and information would pay, and a hypothetical willing seller having full knowledge of all relevant facts and information would sell. The Appraisal will address the fair market values subject to such conditions, assumptions or qualifications as the Parties mutually agree (in this Agreement or otherwise) may be taken into account as of the Valuation Date. Absent an agreement, the Appraiser's judgment and professional requirements shall govern the scope and content of his work. The Appraiser may utilize such valuation methodology or methodologies, and may give such weight to each methodology employed as the Appraiser deems appropriate.

                  d. Each of the Parties shall be entitled to present any information and analysis to the Appraiser as that Party deems appropriate concerning the Appraisal and agree to provide all information reasonably requested by the Appraiser in order to properly perform the Appraisal. The Parties shall cooperate in providing any relevant and non-privileged documents or other material possessed by a Party, or reasonably available to such Party if requested by the other Party. All substantive communications of a Party with the Appraiser shall be in writing, with copies to the other Parties, or presented in person or telephonically, in the presence of all of the Parties, unless waived in writing by the Parties not present. No party shall engage in ex parte substantive communications with the Appraiser unless the other Parties waive their right to be present, or fail to be present after diligent efforts to schedule or reschedule the communication so as to permit the attendance by all Parties.

                  e. In the event of any written communication with the Appraiser by any Party (including the provision of any documents or information to the Appraiser), a copy of the written communication (including all documents or other information provided to the Appraiser) shall simultaneously be provided to the other Parties.

                  f. The Appraiser shall provide all of the Parties with a draft of the Appraisal as soon as the report is substantially completed in order to, among other things, allow each of the Parties to provide comments and/or additional data, if appropriate, within 14 calendar days after issuance of the draft report. The final Appraisal shall be issued by the Appraiser fifteen (15) days following his receipt of any such additional comments and/or data or, if no such comments or data are provided by the Parties, the Appraiser shall promptly issue the draft report as his final report. Notwithstanding the foregoing, Alanco shall have the right to instruct the Appraiser to not issue a final certified Appraisal, in which event the values reflected in the final draft Appraisal, including any modifications made by the Appraiser following any additional comments and data supplied by the Parties, shall be the values for purposes of this Agreement.

                  g. The Trustee, on behalf of the TSIN estate on one hand, and the Alanco Parties on the other hand, shall contribute one-half of the cost of the Appraisal, including one-half of any required retainer.

         4. Appraisal Results. Depending upon the relative valuations reported by the Appraisal for the TSI Business Valuation and the Consideration Valuation, the Parties shall take the following actions and make the payments indicated:

                  a. If the Consideration Valuation is within fifteen (15%) percent of the TSIN Business Valuation, no further action shall be required of any of the Parties.

                  b. If the Consideration Valuation is less than eighty-five (85%) percent of the TSIN Business Valuation, then Alanco shall pay to the bankruptcy estate of TSIN, said difference, plus interest thereon from the Valuation Date until paid at the rate of 4.54 percent per annum, plus the sum of $300,000 for attorneys fees incurred in prosecuting the First Lawsuit, the Second Lawsuit and the Appellate Court Action (aggregately, the "Value Owed"). Alanco, at its option, may pay the Value Owed in either cash or an equivalent market value of additional shares of Alanco's Class A Common Stock, as described in greater detail in Section 5 below.

                  c. If the Consideration Valuation is greater than one hundred fifteen (115%) percent of the TSIN Business Valuation, then the Trustee shall promptly pay the Alanco Parties for their attorneys fees incurred in defending the First Lawsuit and the Second Lawsuit and prosecuting the Appellate Court Action in the amount of $300,000 out of the assets of the TSIN bankruptcy estate.

         5. Issuance of Additional Alanco Stock. In the event of the occurrence of Section 4.b above and Alanco elects to issue shares in payment of part or all of its obligation under Section 4.b, the number of shares of Alanco Class A Common Stock to be issued, and the particulars of such issuance shall be as follows:

                  a. Promptly following issuance of the final Appraisal, or final draft Appraisal in the event Alanco invokes the provisions of the last sentence of Section 3.f above, Alanco shall issue such public notices as are required by applicable securities laws disclosing the issuance of the additional shares required by this Agreement, including an estimate of the number of shares of Alanco stock to be issued based upon the market value of Alanco stock as of the day before issuance of such notices, as well as the potential issuance of additional shares in accordance with the following Section 5.b (the "Public Notice Date").

                  b. The number of shares of Alanco Class A Common Stock to be issued shall be equal to the Value Owed divided by the market value of one share of such stock calculated as of the date that is twenty-five (25) days after the Public Notice Date (the "Alanco Stock Valuation Date"). The calculated market value of one share of Alanco Class A Common Stock for purposes of such determination shall be the average NASDAQ closing market price for Alanco Class A Common Stock for the five (5) trading days immediately preceding the Alanco Stock Valuation Date. The certificate for the shares of Alanco Class A Common Stock to be issued shall be issued as soon as possible following the Alanco Stock Valuation Date, but not later than ten (10) days thereafter. Payment of the cash portion, if any shall be paid at the same time.

                  c. As soon after issuance of the additional shares of Alanco Class A Common Stock as practicable, but in no event more than ninety (90) days following said issuance, Alanco shall file an S-3 registration statement under the Securities Act of 1933 with respect to the shares, and use its best efforts to have the registration statement declared effective by the SEC as soon as possible thereafter. All expenses of registering said shares shall be borne by Alanco, excluding underwriting commissions, if any.

         6. Distribution to Alanco Upon Liquidation of TSIN; Odd Lot Distribution to TSIN Shareholders. Alanco owns approximately 9.2% of the issued and outstanding shares of TSIN. In the event Alanco issues additional shares of Alanco Class A common stock in accordance with Sections 4.b and 5 above, the number of such additional shares shall be reduced by the number of such shares Alanco would be entitled to receive as a distribution from the TSIN estate upon final liquidation of TSIN, and Alanco shall not participate in the distribution of Alanco shares upon such liquidation. However, in the event no additional shares are to be issued by Alanco under Sections 4.b and 5 above, then the Trustee shall use reasonable commercial efforts to sell the Alanco Class A common shares that would otherwise be distributed to Alanco and distribute the proceeds therefrom to Alanco in lieu of such shares. In addition, the Trustee shall use reasonable commercial efforts to distribute cash to any TSIN shareholder who would not be distributed at least 100 shares of Alanco Class A common stock in lieu of such shares.

         7. Full and Final Mutual Releases. In consideration of the potential payment under Section 4.c above and the Trustee's agreement to dismiss with prejudice the First Lawsuit, the Second Lawsuit and the Appellate Court Action as described herein, the other terms and conditions of this Agreement, and other valuable consideration, the sufficiency of which is hereby acknowledged, the Alanco Parties, and each of them, for themselves and their heirs, successors and assigns, hereby release and forever discharge the Trustee and the estate of TSIN, and her and its successors and assigns, attorneys, and agents, each of them, in all capacities, including individually and collectively, from any and all actions, liabilities, liens, debts, damages, claims, suits, judgments, executions and demands of every kind, nature and description that any of the Alanco Parties have, had, or may have, up to the date of execution of this Agreement, including but not limited to all of the Alanco Parties' claims arising out of the First Lawsuit, the Second Lawsuit, and the Appellate Court Action, and those relating to the subject matter of those matters, except for
(i) the obligations of the Trustee under this Agreement, (ii) to pay the amount set forth in Section 4.c of this Agreement in the event that Section 4.c becomes applicable, (iii) any distribution to Alanco from the estate of TSIN as a shareholder of TSIN, and (iv) any claim of the Alanco Parties with respect to a Proof of Claim currently filed in the bankruptcy of TSIN not related to the First Lawsuit, the Second Lawsuit or the Appellate Court Action.

         In consideration of the potential payment under Section 4.b above and the Alanco Parties' agreement to dismiss with prejudice the First Lawsuit, the Second Lawsuit and the Appellate Court Action as described herein, the other terms and conditions of this Agreement and other valuable consideration, the sufficiency of which is hereby acknowledged, the Trustee, for the bankruptcy estate of TSIN, hereby releases and forever discharges the Alanco Parties, and each of them, and their heirs, successors and assigns, attorneys, and agents, each of them, in all capacities, including individually and collectively, from any and all actions, liabilities, liens, debts, damages, claims, suits, judgments, executions and demands of every kind, nature and description that the Trustee or TSIN have, had, or may have, up to the date of execution of this Agreement, including but not limited to all of the Trustee's or TSIN's claims arising out of the First Lawsuit, the Second Lawsuit, and the Appellate Court Action, those relating to the subject matter of those matters, and any claims, liabilities or contingent liabilities under the Acquisition Agreement, except for the Alanco Parties' obligations (i) under this Agreement, and (ii) to pay cash or issue additional shares of Alanco Class A Common Stock to the Trustee as set forth in Section 4.b of this Agreement in the event that Section 4.b becomes applicable.

         8. Required Approvals; Authority. The Parties acknowledge and agree that the following approvals are required before this Agreement becomes enforceable, and the Parties agree to cooperate in obtaining said approvals as soon as practicable. The Parties warrant and represent that, other than the following approvals, they have full authority to enter into this Agreement and to perform fully in accordance with the terms hereof.

                  a. Approval of the U.S. Bankruptcy Court

                  b. Approval of the Alanco Board of Directors.

         9. Further Cooperation. The Parties further agree to cooperate fully, to execute any and all necessary supplementary documents and to undertake any additional actions, at their own costs, which may be necessary, desirable or appropriate to effectuate the terms, conditions and intent of this Agreement, which are not inconsistent with its terms.

         10. Entire Agreement. This Agreement contains the entire agreement between the Parties with regard to the matters set forth herein and it shall be binding upon and inure to the benefit of each of the Parties upon receipt of the required approvals set forth in Section 8 above. There exists no terms outside of this Agreement and the Parties are not relying on anything in executing this Agreement except their own voluntary assessment after consultation with their respective counsel.

         11. Governing Law. This Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of Arizona and applicable federal laws relating to the bankruptcy of TSIN.

         12. Modifications. This Agreement may not be amended or modified in any way except by a written amendment to this Agreement duly executed by all the Parties.

         13. Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the successors, heirs, executors, administrators and permitted assigns of the Parties. This Agreement may not be assigned by any of the Parties hereto without the prior written consent of the other Parties.

         14. Severability. If any provision of this Agreement is held unenforceable, then such provision will be modified to reflect the parties' intention. All remaining provisions of this Agreement shall remain in full force and effect.

         15. Attorneys' Fees. In any action brought to enforce the provisions of this Agreement, the prevailing Party shall be entitled to recover his, her or its attorneys' fees and costs as determined by the court and not the jury.

         16. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, but all of such counterparts taken together shall be deemed to constitute one and the same Agreement. No Party shall be bound until each Party has signed at least one (1) such counterpart. This Agreement may be executed by facsimile and each such facsimile signature shall be deemed an original.



                         (See Next Page for Signatures)

THE UNDERSIGNED EXPRESSLY REPRESENT THAT THEY HAVE READ THIS DOCUMENT, UNDERSTAND ITS TERMS, SIGN IT FREELY AND VOLUNTARILY.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.


ALANCO TECHNOLOGIES, INC.
an Arizona corporation

By: ____________________________
    Robert R. Kauffman, President


ALANCO/TSI PRISM, INC.
an Arizona corporation

By: ____________________________
    Robert R. Kauffman, President

---------------------------------
ROBERT R. KAUFFMAN


---------------------------------
ELIZABETH KAUFFMAN


---------------------------------
GREG M. OESTER


---------------------------------
LINDA OESTER



---------------------------------
JILL H. FORD, Trustee
Bankruptcy Trustee for
Technology Systems International, Inc.
a Nevada corporation